SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT


        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report:   February 21, 1997



                      APPLE RESIDENTIAL INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)


        VIRGINIA                333-10635               54-1816010
        (State of               (Commission             (IRS Employer
         Incorporation)          File Number)            Identification No.)


        306 East Main Street
        Richmond, Virginia                 23219
         (Address of principal             (Zip Code)
          executive offices)



        Registrant's telephone number, including area code:
                                (804) 643-1761

                      APPLE RESIDENTIAL INCOME TRUST, INC.

                                   FORM 8-K/A

                                     Index

                                                                       Page No.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibit

                a.      Independent Auditors' Report
                          (Mill Crossing Apartments)

                        Historical Statement of Income and
                          Direct Operating Expenses
                          (Mill Crossing Apartments)

                        Note to Historical Statement of
                          Income and Direct Operating
                          Expenses (Mill Crossing Apartments)

                  b.    Pro Forma Balance Sheet as of
                          December 31, 1996 (unaudited)

                        Pro Forma Statement of Operations
                          for the Year ended December 31, 1996
                          (unaudited)

                  c.    Exhibit

                        23.1     Consent of Independent Auditors

        The Company hereby amends and restates Item 7.a. and 7.b. of its Current Report on Form 8-K dated February 21, 1997 as follows:

                                   ITEM 7.A.

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
Apple Residential Income Trust, Inc.
Richmond, Virginia


        We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Mill Crossing Apartments located in Arlington, Texas for the twelve month period ended January 31, 1997. This statement is the responsibility of the management of Mill Crossing Apartments. Our responsibility is to express an opinion on this statement based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

        The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Apple Residential Income Trust, Inc.) and excludes material expenses, described in Note 1 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

        In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Mill Crossing Apartments (as defined above) for the twelve month period ended January 31, 1997, in conformity with generally accepted accounting principles.


                                        /s/ L. P. Martin & Co., P.C.


Richmond, Virginia
April 29, 1997

                            MILL CROSSING APARTMENTS



         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                   TWELVE MONTH PERIOD ENDED JANUARY 31, 1997


INCOME
        Rental and Other Income                                 $  908,336
                                                                ----------
DIRECT OPERATING EXPENSES
        Administrative and Other                                   102,522
        Insurance                                                   23,714
        Repairs and Maintenance                                    216,500
        Taxes, Property                                             91,663
        Utilities                                                  148,270
                                                                ----------

                TOTAL DIRECT OPERATING EXPENSES                    582,669
                                                                ----------

                Operating income exclusive of items not
                comparable to the proposed future operations
                of the property                                 $  325,667
                                                                ==========


See accompanying note to the financial statement.

                            MILL CROSSING APARTMENTS


         NOTE TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY


                   TWELVE MONTH PERIOD ENDED JANUARY 31, 1997


NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

Mill Crossing Apartments is a 184 unit garden style apartment complex located on 8 acres in Arlington, Texas. Living space totals 127,168 square feet.

During the financial statement period, the assets comprising the property were owned by two separate entities, neither of which was affiliated with Apple Residential Income Trust, Inc. Apple Residential Income Trust, Inc. purchased the property in February 1997.

In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation, amortization, legal fees and management fees.

                                   ITEM 7.B.

Pro Forma Balance Sheet as of December 31, 1996 (unaudited)
The accompanying Unaudited Pro Forma Balance Sheet as of December 31, 1996 is presented as if the Company had owned the following properties held on December 31, 1996. In the opinion of management, all adjustments necessary to reflect the effects of the Offering have been made.

The Unaudited Pro Forma Balance Sheet is presented for comparative purposes only, and is not necessarily indicative of what the actual financial position of the Company would have been at December 31, 1996, nor does it purport to represent the future financial position of the Company. This Unaudited Pro Forma Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of the Company. The Pro Forma column assumes the Company used the proceeds from its offerings to acquire certain properties.

                                                                                                     Mill
                                           Historical   Brookfield    Eagle Crest      Tahoe       Crossing
                                             Balance     Pro Forma     Pro Forma     Pro Forma     Pro Forma           Total
                                              Sheet     Adjustments   Adjustments   Adjustments   Adjustments        Pro Forma
                                           -------------------------------------------------------------------------------------
ASSETS

Investment in rental property
   Land                                         -        $1,169,208    $3,032,970    $1,102,830      $772,501        $6,077,509
   Building                                     -         4,398,447    12,930,030     4,701,541     3,771,620        25,801,638
                                           -------------------------------------------------------------------------------------
                                                -         5,567,655    15,963,000     5,804,371     4,544,121        31,879,147
   Less accumulated depreciation                -             -           -               -             -                -
                                           -------------------------------------------------------------------------------------
                                                -         5,567,655    15,963,000     5,804,371     4,544,121        31,879,147

   Cash and cash equivalents                    $100          -           -               -             -                   100
                                           -------------------------------------------------------------------------------------

Total Assets                                    $100     $5,567,655   $15,963,000    $5,804,371    $4,544,121       $31,879,247
                                           =====================================================================================


SHAREHOLDERS' EQUITY

   Common stock, no par value                   $100     $5,567,655   $15,963,000    $5,804,371    $4,544,121       $31,879,247
   Class B Convertible Stock, no par value    20,000          -           -               -             -                20,000
   Receivable from principal shareholder     (20,000)         -           -               -             -               (20,000)
                                           -------------------------------------------------------------------------------------
Total Shareholders' equity                      $100     $5,567,655   $15,963,000    $5,804,371    $4,544,121       $31,879,247
                                           =====================================================================================


Notes to Pro Forma Balance Sheet
Pro Forma adjustments represents the purchase price of the related property, including the 2% acquisition fee to Apple Realty Group, Inc. allocated between land and building. Adjustments to common stock reflect the proceeds from sales of common stock from the Company's continuous offering net of all offering costs.

Pro Forma Statement of Operations for the twelve months ended December 31, 1996
        (unaudited)
The accompanying Unaudited Pro Forma Statement of Operations for the twelve months ended December 31, 1996 is presented as if (a) the Company had acquired the properties shown below on January 1, 1996; (b) the Company had qualified as a REIT, distributed at least 95% of its taxable income and, therefore, incurred no federal income tax liability for the period presented; and (c) the Company had used proceeds from its best efforts offering to acquire the properties. The Company had no operations during the period ending December 31, 1996. Accordingly, the Company had no revenue or operating profits or loss.

The Unaudited Pro Forma Balance Sheet of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the year ended December 31, 1996 if the acquisitions and Offering had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of the Company.

                                                                                                Mill
                                      Historical   Brookfield    Eagle Crest      Tahoe       Crossing       1996
                                     Statement of   Pro Forma     Pro Forma     Pro Forma     Pro Forma    Pro Forma     Total
                                      Operations   Adjustments   Adjustments   Adjustments   Adjustments  Adjustments  Pro Forma
                                      ------------------------------------------------------------------------------------------
Rental income                             -        $1,198,543    $3,196,618    $1,200,270     $908,336         -      $6,503,767
Expenses
        Utilities                         -            92,664       305,101       149,166      148,270         -         695,201
        Repairs and maintenance           -           174,233       379,120       351,750      216,500         -       1,121,603
        Taxes and insurance               -           152,636       438,546       145,184      115,377         -         851,743
        Property management fee           -               -             -             -            -        359,388 (A)  359,388
        Advertising                       -            30,567        53,153        29,695       25,631         -         139,046
        General and administrative        -               -             -             -            -         79,698 (B)   79,698
        Depreciation of real estate       -               -             -             -            -        938,241 (C)  938,241
        Other                             -            91,702       159,460        89,086       76,891         -         417,139
                                      ------------------------------------------------------------------------------------------
                                          -           541,802     1,335,380       764,881      582,669    1,377,328    4,602,060

Net income                                -          $656,741    $1,861,238      $435,389     $325,667  ($1,377,328)  $1,901,707
                                      ==========================================================================================

Net income per share                      -                                                                                $0.50
                                      ============                                                                  ============
Weighted average number of
  shares outstanding                      -                                                                            3,830,936
                                      ============                                                                  ============


The pro forma information reflects adjustments for the actual rental income and rental expenses for the properties for the period in 1996 prior to their acquisition by the Company. Net income has been adjusted as follows: (A) property management and advisory expenses have been adjusted based on the Company's contractual arrangements of 5% of revenues from rental income plus reimbursement of certain monthly expenses estimated to be $2.50 per unit; (B) advisory expenses have been adjusted based on the Company's contractual arrangement of .25% of gross proceeds from sales of common stock; (C) depreciation has been adjusted based on the Company's allocation of purchase price to buildings over an estimated useful life of 27.5 years.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.
                                           Apple Residential Income Trust, Inc.


Date: May 8, 1997                          By: /s/ Glade M. Knight
                                           -------------------
                                               Glade M. Knight
                                               President of
                                               Apple Residential Income
                                               Trust, Inc.

                                 EXHIBIT INDEX

                      Apple Residential Income Trust, Inc.
                Form 8-K/A for Form 8-K dated February 21, 1997


Exhibit Number             Exhibit                                 Page Number

    23.1                   Consent of Independent Auditors